Supplement dated May 27, 2025 to the Prospectus and Summary Prospectus dated May 1, 2025
Product Name	Prospectus Form #
RiverSource® Structured Solutions 2SM annuity	PRO9119_12_D01_(05/25) ISP9119_12_D01_(05/25)

The information in this supplement updates and amends certain information contained in the prospectus and summary prospectus referenced above. Please read it carefully and keep it with your product prospectuses for future reference. Except as modified in this supplement, all other terms and information contained in the prospectuses remain in effect and unchanged.

Effective 05/27/2025, the following state variation is added to the “Appendix B: State Variations” section in the prospectus. All other state variations are as stated in the “Appendix B: State Variations”:

State	Feature or Benefit	Variations or Availability
Missouri	Purchase – Right to Examine and Cancel	If You cancel a non-IRA contract, upon such cancellation We will refund the entire purchase payment which You have paid less any payments We have made to You.
	Trigger	The Trigger protection option is not available.
	Crediting Methods for the Indexed Accounts	Indexed Accounts with the following Crediting Methods are not available: • Contingent Return Point-to-Point with a Trigger • Income Choice Point-to-Point with a Buffer
Investment Options Available Under the Contract

The following Indexed Accounts are not available:

S&P 500 1-year Contingent Return with -30% Trigger

S&P 500/Russell 2000 (Lesser of) 1-year Contingent Return with -30% Trigger

S&P 500 1-year Income Choice with -10% Buffer

S&P 500 1-year Income Choice with -15% Buffer

S&P 500 1-year Income Choice with -20% Buffer

S&P 500 1-year Income Choice with -25% Buffer

S&P 500/Russell 2000 (Lesser of) 1-year Income Choice with -10% Buffer

S&P 500/Russell 2000 (Lesser of) 1-year Income Choice with -15% Buffer

S&P 500/Russell 2000 (Lesser of) 1-year Income Choice with -20% Buffer

S&P 500/Russell 2000 (Lesser of) 1-year Income Choice with -25% Buffer

Terminal Illness Diagnosis

The first sentence in the second paragraph in the “Contract Fees, Charges and Value Adjustments - Contingent events” section is replaced with the following:

Surrenders You make if You are diagnosed after the Contract Date with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the diagnosis. The surrender request must be received after the first contract anniversary.

Interest on death benefit proceeds provision

If the death benefit is not paid within seven Days of receipt of due proof of death, interest shall accrue and be payable from the eighth Day following the date that due proof of death is received by Us. Interest shall accrue at the rate or rates applicable to the contract for funds left on deposit with Us.

If the death benefit is not paid within 30 Days of receipt of due proof of death, We will pay additional interest at a rate of 10% annually beginning on the 31st Day.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

SUP9119-0007_ (05/25)

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